UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2024, the Company’s Board of Directors adopted amendments to its Amended and Restated Bylaws (as amended, the “Bylaws”), effective immediately. The amendments (in Sections 4 and 8 of Article III and Sections 1 and 7 of Article V of the Bylaws) clarify that the Board of Directors may appoint a Vice Chair and outline the responsibilities of the Vice Chair, if appointed.

The foregoing description of these amendments is qualified in its entirety by reference to the full text of the Bylaws set forth as Exhibit 3.2 to this Form 8-K and incorporated in this Item by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2024, the Company held the Meeting for the purpose of considering the following matters: (1) to elect seven directors to serve for the next year or until their successors are elected and qualified; (2) to consider and act upon an advisory resolution on executive compensation; (3) to consider and act upon an advisory resolution on the frequency of future advisory votes on executive compensation; and (4) to ratify the Audit Committee’s selection of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting was as follows:

1.To elect seven directors to serve for the next year or until their successors are elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes

Murray E. Brasseux	1,337,471	286,900	434,621
Dennis E. Dominic	1,358,426	265,945	434,621
Michelle A. Earley	1,327,168	297,203	434,621
Richard C. Jenner	1,495,761	128,610	434,621
John O. Niemann Jr.	1,495,713	128,658	434,621
Townes G. Pressler	1,371,586	252,785	434,621
Kevin J. Roycraft	1,604,409	19,962	434,621

2.To consider and act upon an advisory on executive compensation.

Number of Shares
For	Against	Abstain	Broker Non-Votes

1,456,136	154,454	13,781	434,621

3.To consider and act upon an advisory resolution on the frequency of future advisory votes on executive compensation.

Number of Shares
Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes

1,312,551	1,356	302,205	8,259	434,621

After considering the results of the shareholders’ vote at the 2024 Annual Meeting of Shareholders, the Board of Directors determined that it is in the best interest of the Company and its shareholders to hold an advisory vote to approve executive compensation on an annual basis until the next required shareholder vote on the frequency of future advisory votes to approve executive compensation.

4.To ratify the Audit Committee’s selection of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Number of Shares
For	Against	Abstain	Broker Non-Votes

2,006,857	34,445	17,690	—

Item 8.01 Other Events.

On May 6, 2024, the Board of Directors appointed John O. Niemann, Jr. to the position of Vice Chair of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated Bylaws of Adams Resources & Energy, Inc.

104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	May 6, 2024	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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